UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2012

CVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

California	0-10140	95-3629339
(State or other jurisdiction of	(Commission file number)	(I.R.S. employer
incorporation or organization)		identification number)

701 North Haven Avenue, Ontario, California	91764
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

CVB Financial Corp. (the “Company”) is filing the slide presentation that its President and Chief Executive Officer, Chris Myers, intends to present to investors on July 31, 2012 and August 1, 2012 at the Keefe, Bruyette & Woods Investor Conference in New York, New York. The slide presentation is included as Exhibit 99.1 of this report. The information in this report (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other documents filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set for the by specific reference in such filing.

Item 8.01	Other Events

On July 26, 2012, CVB Financial Corp. issued a press release relating to its President and Chief Executive Officer, Chris Myers’ presentation of the slides in Exhibit 99.1 at the Keefe, Bruyette & Woods Investor Conference in New York, New York on July 31, 2012 and August 1, 2012. A copy of this press release is attached hereto as Exhibit 99.2 and is being furnished pursuant to this Item 8.01.

A live webcast of the presentation will be available at http://wsw.com/webcast/kbw4/cvbf/. In addition, a copy of the slide presentation is available on the Company’s website at www.cbbank.com under “Our Investors” tab.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Copy of slide presentation CVB Financial Corp. intends to provide to investors on July 31, 2012 and August 1, 2012 (furnished pursuant to Regulation FD).
99.2	Press Release dated July 26, 2012, concerning its presentation at the investor conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.
(Registrant)

Date: July 30, 2012	By:	/s/ Richard C. Thomas
Richard C. Thomas
Executive Vice President and
Chief Financial Officer

Exhibit Index

99.1	Copy of slide presentation CVB Financial Corp. intends to provide to investors on July 31, 2012 and August 1, 2012. (furnished pursuant to Regulation FD).

99.2	Press Release dated July 26, 2012, concerning its presentation at the investor conference.

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